UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 3, 2010

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation or Organization)	001-04795 (Commission File Number)	Not applicable (I.R.S. Employer Identification No.)

The Boyle Building, 2nd Floor
31 Queen Street
Hamilton, Bermuda HM 11
(Address of principal executive offices, including zip code)

(441) 296-8560
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

Item 2.02.                      Results of Operations and Financial Condition

On March 3, 2010 the Registrant issued a press release reporting its financial results for the quarter and year ended December 31, 2009.

A copy of the press release is attached as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 8.01.                      Other Items

On March 3, 2010 the Registrant issued a press release reporting that the Company’s Board of Directors has approved the repurchase of up to 500,000 shares of the Company’s outstanding common stock.

A copy of the press release is attached as Exhibit 99.2 and is hereby incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibit(s) is (are) being furnished herewith:

Exhibit No.	Description

99.1	Press Release of American Safety Insurance Holdings, Ltd. issued March 3, 2010 announcing financial results for the quarter and year ended December 31, 2009.

99.2
Press Release of American Safety Insurance Holdings, Ltd. issued March 3, 2010 announcing the approval by the Company’s Board of Directors for the repurchase of up to 500,000 shares of the Company’s outstanding common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
Registrant
Date: March 3, 2010	By:	/s/ Stephen R. Crim
Stephen R. Crim
President/CEO